Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures
Mercedes-Benz Financial Services USA LLC (the “Company”)
MUFG Securities Americas Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mizuho Securities USA LLC
(together, the “Specified Parties”)

Re: Mercedes-Benz Auto Lease Trust 2018-A, Asset-Backed Notes (the “Notes”)
We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “MBALT 2018-A 2.6bn AUP check.xls” provided by the Company on November 10, 2017 (the “Data File”), containing certain information related to 60,594 motor vehicle leases secured by new Mercedes-Benz automobiles as of October 31, 2017, which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts, and percentages were within $1.00, and 0.1%, respectively.
•
The term “Leases” means motor vehicle retail lease contracts and the related leased vehicles originated by dealers and assigned to the Company in connection with the lease of new motor vehicles by lessees of Mercedes-Benz passenger cars, sport utility vehicles, and crossover automobiles.

•
The term “Lease Contract” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes information for the Lease. We make no representation regarding the execution of the Lease Contract by the lessee.

•	The term “LeMans” means the Company’s operating lease portfolio management system used to track and account for its operating Leases prior to May 2, 2016.
•	The term “ALFA” means the Company’s operating lease portfolio management system used to track and account for its operating Leases beginning May 2, 2016.

•	The term “ACE” means Automated Credit Evaluation, which is the Company’s system used to track credit scores related to its operating Leases.
•
The term “Lease File” means any file containing some or all of the following documents: Lease Contract and various screenshots contained within ALFA (which also contains information originated in the prior system, LeMans) or ACE.

A.
We randomly selected 100 Leases from the Data File as instructed by the Company and listed in Exhibit A, attached hereto (the “Sample Leases”). For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Leases that we were instructed to randomly select from the Data File.

B.
For each Sample Lease, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Lease File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from Data File to the documents or other information contained in the Lease File for each of the attributes identified constituted an exception. The Lease File documents are listed in the order of priority until such attribute was agreed.

Attributes	Lease File
Lease Number	ALFA
Running Rate	ALFA and instructions provided by the Company described below
Adjusted Capitalized Cost	Lease Contract
Original Start Date	Lease Contract and instructions provided by the Company described below
Maturity Date	Lease Contract and instructions provided by the Company described below
Vehicle Value	ALFA and instructions provided by the Company described below
New/Used	Lease Contract and instructions provided by the Company described below
Original Term	Lease Contract
Current Remaining Term (Recomputed Current Remaining Term)	ALFA and instructions provided by the Company described below
Contract Residual	Lease Contract
State of Origination	ALFA and instructions provided by the Company described below
Base Rent Payment	Lease Contract
Vehicle Make	Lease Contract and instructions provided by the Company described below
Vehicle Model Class	Lease Contract

Attributes	Lease File
Vehicle Model Year	Lease Contract
Vehicle Identification Number	Lease Contract
FICO Score Payment Type Subvented Status Co-Lessee Present Indicator Paid-Through Date Current Delinquency Status
ACE
Lease Contract and instructions provided by the Company described below
ALFA and instructions provided by the Company described below
ACE
ALFA and instructions provided by the Company described below
ALFA

For purposes of comparing Running Rate, we were instructed by the Company to consider the interest rate on the “Miscellaneous” screen in ALFA as the Running Rate for Sample Leases that have values in the “PCD_ACCT_NBR” field in the Data File (the “Account Numbers”) beginning with 7. We were informed by the Company that such Sample Leases were originated in LeMans and subsequently migrated to ALFA. We were further instructed by the Company to consider the interest rate on the “Financial Summary” screen in ALFA to be the Running Rate for Sample Leases with Account Numbers beginning with 5, which we were informed by the Company were Sample Leases originated in ALFA.
For purposes of comparing Original Start Date, we were instructed by the Company to consider Sample Leases with Original Start Dates on the 29th, 30th, or 31st of the month in the respective Lease Contract to be in agreement if the Sample Lease information in the Data File stated the Original Start Date as the 1st day of the following month for Sample Leases with Account Numbers beginning with 5, and the 1st, 2nd, or 3rd day, respectively, of the following month for Sample Leases with Account Numbers beginning with 7. We were informed by the Company that ALFA and LeMans do not permit Original Start Dates to occur at the end of the month, and it will adjust such dates (i.e., 29th, 30th or 31st) to the 1st, 2nd or 3rd of the following month, respectively, for Sample Leases originated in LeMans, and to the 1st of the following month for Sample Leases originated in ALFA.
For the purposes of comparing Maturity Date, if the Maturity Date stated in the Data File did not agree to the Maturity Date listed in the respective Lease Contract, we were instructed by the Company to consider the Sample Lease to be in agreement if the following criteria were met: i) the day of the month for Maturity Date in the Data File was the same as the day of the month for Original Start Date in the Data File, and ii) the difference between Maturity Date in the Data File and Maturity Date in the Lease Contract was within two days.
For purposes of comparing Vehicle Value, we were instructed by the Company to consider Vehicle MSRP on the “Miscellaneous” screen in ALFA to be the Vehicle Value for Sample Leases that have Account Numbers beginning with 7. We were further instructed by the Company to consider MSRP, which reflects the Base MSRP, on the “Miscellaneous” screen in ALFA to be the Vehicle Value for Sample Leases with Account Numbers beginning with 5.
For purposes of comparing New/Used, we were instructed by the Company to consider Sample Leases to be “New” if the odometer reading per the Lease Contract was less than 10,000 miles. We were informed by the Company that it is the Company’s policy to consider such leases as “New” for purposes of structuring the leases using new car residual values.

For purposes of comparing Current Remaining Term, we were instructed by the Company to recompute the Current Remaining Term (the “Recomputed Current Remaining Term”) as follows:
•
Divide the Total Remaining Rental Amount per the “Financial Summary” screen in ALFA by the Next Installment Invoice Net Amount per the “Financial Summary” screen in ALFA. We were informed by the Company that the “Financial Summary” screen reflects the Sample Lease information as of the date after the Cutoff Date (i.e., November 1, 2017). We were informed by the Company that the result of this calculation represents the number of payments not yet due, while the Current Remaining Term represents the number of payments not yet invoiced. We were further informed by the Company that the number of payments not yet due would exceed the number of payments not yet invoiced by one month, if a payment was recently invoiced but was not yet due.

•
If the “Receivables” screen in ALFA indicated that the most recently invoiced payment was not yet due, subtract one (1) from the number of payments calculated in the step above to obtain the Current Remaining Term. Otherwise, we were instructed by the Company to use the number of payments calculated in the step above as the Current Remaining Term.

For purposes of comparing State of Origination, we were instructed by the Company to consider the state shown in the “Garaging Address” line on the “Location History” screen in ALFA to be the State of Origination. If there were multiple “Garaging Address” lines on the “Location History” screen in ALFA, we were instructed to consider the state with the most recent date to be the State of Origination.
For purposes of comparing Vehicle Make, if the Vehicle Make stated in the Data File did not agree to the Vehicle Make listed in the respective Lease Contract, we were instructed by the Company to consider the Sample Lease to be in agreement if the Vehicle Make listed in the Lease Contract was “MB,” “MB Truck,” “ME/BE,” “MERCEDES-BENZ,” “MERCEDES-B,”  “MERCEDES,” “MERCEDES-BEN,” “MERCEDES–BSL-CLASS,” “MER-BENZ,” “MERCEDES-,” “MERCEDES -,” “Mercedes-,” “MERCEDES B,” “MERCEDES BENZ,” or “MERCEDES L.”
For purpose of comparing Payment Type, we were instructed by the Company that the payment frequency for each Sample Lease should be monthly as indicated by a value of “1” in the “O_PMTFREQUENCY” field in the Data File. We were instructed by the Company to consider the description of “Standard Lease” (as opposed to “Single Payment Lease”) in the respective Lease Contract as evidence of the monthly payment frequency.
For purpose of comparing Subvented Status, we were instructed by the Company to consider the “RateSubsidyIndicator” and “ResidualSubsidyIndicator” fields in the Data File, as follows:
•	“Y” in the “RateSubsidyIndicator” field represents that the Sample Lease has a Rate Subsidy.
•	“N” in the “RateSubsidyIndicator” field represents that the Sample Lease does not have a Rate Subsidy.
•	“Y” in the “ResidualSubsidyIndicator” field represents that the Sample Lease has a Residual Subsidy.
•	“N” in the “ResidualSubsidyIndicator” field represents that the Sample Lease does not have a Residual Subsidy.
We were instructed by the Company to consider a Sample Lease to have a Rate Subsidy if we identified a “Manufact. Subsidy” line item on the “Other Payments” screen in ALFA. We were instructed by the Company to consider a Sample Lease to have a Residual Subsidy, if we identified a “RVE Dollar Amount” in the “Subsidy” section on the “Miscellaneous” screen in ALFA.
For purpose of comparing Paid-Through Date, we were instructed by the Company to consider the Next Payment Date on the “Financial Summary” screen in ALFA to be the Paid-Through Date, except for Sample Leases that had a payment due date of November 1, 2017 per the Lease Agreement and the payment was made via ACH as indicated in the “Statement” screen in ALFA. The Company informed us that ALFA applies payments due on the 1st of each month (e.g., November 1, 2017) that were made via ACH before capturing the prior month-end snapshots (e.g., October 31, 2017) and, as a result, the Next Payment Date for such leases would show the 1st of the next moth (e.g., December 1, 2017) instead of the 1st of the current month (e.g.,

November 1, 2017). As such, for Sample Leases of this nature, we were instructed by the Company to compare Paid-Through Date to December 1, 2017.
The information regarding the Sample Leases was found to be in agreement with the respective information in the Lease File. There were no conclusions that resulted from our procedures.
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
The procedures performed were applied based on the information indicated in the Data File, the Lease Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Leases, (ii) the reliability or accuracy of the Data File and the Lease Files which were used in our procedures, or (iii) matters of legal interpretation.  The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, CA
December 19, 2017

Exhibit A
The Sample Leases

Sample Lease Number	Lease Number (*)	Sample Lease Number	Lease Number(*)	Sample Lease Number	Lease Number(*)
1	24144	35	12802	69	47867
2	2778	36	48474	70	40842
3	39005	37	51740	71	58664
4	45640	38	47121	72	24180
5	33669	39	14487	73	38042
6	52036	40	56148	74	27124
7	42993	41	5346	75	32623
8	43948	42	14972	76	53940
9	4574	43	41064	77	41836
10	39175	44	3439	78	41564
11	31746	45	22458	79	44784
12	26970	46	17207	80	37741
13	22227	47	53047	81	37190
14	7331	48	2474	82	47381
15	19229	49	15380	83	18273
16	32972	50	19756	84	31959
17	48187	51	57262	85	38809
18	24036	52	53857	86	54965
19	11098	53	53548	87	25795
20	24456	54	15330	88	28498
21	24199	55	59726	89	14619
22	15896	56	38885	90	48452
23	40740	57	55001	91	53649
24	14813	58	24380	92	37796
25	32822	59	51899	93	48855
26	54210	60	17773	94	20472
27	37244	61	15830	95	19579
28	27282	62	32110	96	9165
29	30731	63	11255	97	31382
30	35413	64	46101	98	24632
31	50093	65	31403	99	48600
32	29938	66	36759	100	52540
33	41811	67	58772
34	8811	68	51902

(*)  The Company has assigned a unique Lease Number to each Lease in the Data File.  The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.